UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 6, 2013

CHYRON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	01-09014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On March 9, 2013, Chyron Corporation ("Chyron" or the "Company") entered into a stock purchase agreement (the "Stock Purchase Agreement") by and among, Chyron, Chyron Holdings, Inc., Chyron AB, Hego Aktiebolag ("Hego"), Westhill Group AB (corp. reg. no. 556583-5948) as the stockholder representative of the Hego stockholders, and the stockholders of Hego, pursuant to which Chyron AB will acquire all of the issued and outstanding shares of Hego. Hego is a global graphics services company based in Stockholm, Sweden that develops real-time graphics products and tools for the broadcast and sports industries. The acquisition of Hego is referred to as the Transaction.

The Stock Purchase Agreement provides that, upon the terms and subject to the conditions set forth therein, Chyron will issue a number of shares equal to 40% of the total of (i) the issued and outstanding shares of Chyron's common stock, par value $0.01 per share, as of the date that is ten (10) calendar days prior to the closing of the Transaction (the "Closing"), (ii) the shares of Chyron's common stock issuable upon the exercise of all outstanding options and restricted stock units that have an exercise price that is less than or equal to $1.25 per shares as of the date that is ten (10) calendar days prior to the Closing, and (iii) the contemplated shares to be issued at the Closing, which are collectively referred to as the "Outstanding Closing Shares." In addition, upon Hego achieving certain revenue milestones, Chyron may issue additional shares, which are referred to as the "Earn-Out Shares," such that the aggregate amount of shares of Chyron common stock issued in the Transaction would equal up to 50% of the total Outstanding Closing Shares and Earn-Out Shares.

Consummation of the Transaction is subject to a number of customary conditions, including (i) approval by Chyron's stockholders by a majority of the total votes cast at Chyron's 2013 annual meeting of stockholders at which a quorum is present, (ii) absence of any law or order prohibiting the consummation of the Transaction, (iii) receipt of any required governmental authorizations, and (iv) the absence of any material adverse effect on Chyron or Hego. The transaction is expected to close by the end of the second quarter of 2013, subject to satisfaction or waiver of all conditions.

The foregoing summary of certain terms of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The representations and warranties contained in the Stock Purchase Agreement were made only for purposes of the Stock Purchase Agreement and as of specific dates, were solely for the benefit of the parties thereto, and are subject to limitations agreed to between the parties, including that they are qualified by disclosures between the parties. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Morpheus Capital Advisors LLC ("Morpheus Capital") served as the financial advisor to the board of directors of Chyron. On March 9, 2013, Morpheus Capital delivered a written opinion to the board of directors that, as of the date of the opinion, the Transaction is fair, from a financial point of view, to Chyron.  Chyron's board of directors unanimously approved the Stock Purchase Agreement.

A copy of the press release announcing the execution of the Stock Purchase Agreement is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Additional Information and Where You Can Find It

In connection with the proposed transaction, the Company will file a proxy statement with the SEC. The proxy statement will be mailed to stockholders of Chyron and will contain important information about Chyron, Hego, the transaction and related matters. SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company from the SEC's website at http://www.sec.gov. The proxy statement (when available) and such other documents may also be obtained for free from the Company's website at http://www.chyron.com or by directing such request to Chyron Investor Relations at (631) 845-2000, press 7, or by email at IRelations@chyron.com.

Item 3.02   Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02. The shares will be issued in reliance upon the exemption set forth in Regulation D promulgated under the Securities Act of 1933, as amended.

Item 5.03   Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

(a) On March 6, 2013, the Board of Directors of the Company approved amendments to Article III of the Company's Amended and Restated By-Laws solely to (i) modify the notice of meeting and record date requirements to conform with The New York Business Corporation Law, which allow a notice of meeting to be sent not more than sixty days prior to the meeting date and the record date to be set not more than sixty days prior to the meeting date; (ii) separate the offices of chairman of the board and chief executive officer; (iii) set forth the duties and responsibilities for the office of chief executive officer; and (iv) clarify the duties and responsibilities for the office of the president, which shall continue to be filled by the Company's chief operating officer, which at this time is vacant. A copy of the Company's Amended and Restated By-Laws, as amended, is attached hereto as Exhibit 3.1.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

2.1
Stock Purchase Agreement by and among, Chyron Corporation, Chyron Holdings, Inc., Chyron AB, Hego Aktiebolag, Westhill Group AB (corp. reg. no. 556583-5948) as the stockholder representative of the Hego stockholders, and the stockholders of Hego Aktiebolag, dated as of March 9, 2013.

3.1	Amended and Restated By-Laws of Chyron Corporation, as amended.
99.1	Press Release dated March 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRON CORPORATION

By:	/s/ Jerry Kieliszak
Name:	Jerry Kieliszak
Title:	Senior Vice President and
Chief Financial Officer

Date: March 12, 2013

Exhibit No.	Description

2.1
Stock Purchase Agreement by and among, Chyron Corporation, Chyron Holdings, Inc., Chyron AB, Hego Aktiebolag, Westhill Group AB (corp. reg. no. 556583-5948) as the stockholder representative of the Hego stockholders, and the stockholders of Hego Aktiebolag, dated as of March 9, 2013.

3.1	Amended and Restated By-Laws of Chyron Corporation, as amended.
99.1	Press Release dated March 11, 2013.